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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 18, 1996
                               -----------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    1-7725                       36-2687938
------------------------          -----------                -------------------
(State of incorporation)          (Commission                   (IRS Employer
                                   File No.)                 Identification No.)


             6111 North River Road, Rosemont, Illinois    60018
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             (Address of principal executive offices)  (Zip code)


                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated November 18, 1996 by and among the Company and Salomon Brothers Inc, BA Securities, Inc., Citicorp Securities, Inc., NationsBanc Capital Markets, Inc., Smith Barney Inc., and UBS Securities LLC.

     1.2 Terms Agreement dated November 18, 1996 by and among the Company and Salomon Brothers Inc, BA Securities, Inc., Citicorp Securities, Inc., NationsBanc Capital Markets, Inc., Smith Barney Inc., and UBS Securities LLC.

     4.1 Form of Specimen Global Notes relating to the Company's 6 3/8% Notes due November 30, 2001.

     4.2 Form of Specimen Definitive Note relating to the Company's 6 3/8% Notes due November 30, 2001.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Registrant's 6 3/8% Notes Due November 30, 2001.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO, INC.


Date:  November 21, 1996            By: /s/ Jeremiah M. Fitzgerald
                                        ----------------------------
                                        Jeremiah M. Fitzgerald
                                        Vice President and
                                        General Counsel


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